                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  October 31, 1997



                           THE EASTWIND GROUP, INC.
                           ------------------------
                (Exact name of issuer as specified in charter)



        Delaware                     0-27638            23-2732753
(State or Other Jurisdiction       (Commission       (I.R.S. Employer
    of Incorporation or               file             Identification
      Organization)                   number)            Number)



                        100 Four Falls Corporate Center
                                   Suite 305
                       Conshohocken, Pennsylvania 19428
                   (Address of principal executive offices)


                                (610) 828-6860
             (Registrant's telephone number, including area code)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Effective October 31, 1997, The Eastwind Group, Inc. (the "Company") has engaged Grant Thornton LLP as its independent accountants. The engagement was recommended and authorized by the Audit Committee of the Company's Board of Directors.



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                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  November 6, 1997                               The Eastwind Group, Inc.



                                                      /s/ William B. Miller
                                                      --------------------------
                                                      William B. Miller
                                                      Chief Financial Officer